UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 28, 2004

                          Commission File No. 333-67232

                                   XFONE, INC.

             (Exact name of registrant as specified in its charter)

                                     Nevada

         (State or other jurisdiction of incorporation or organization)

                                   11-3618510
                     (I.R.S. Employer Identification Number)

                                  960 High Road
                         London, United Kingdom N12 9RY

               (Address of principal executive offices) (Zip Code)

                                011.44.8451087777
              (Registrant's telephone number, including area code)

Item 5.  Other Events

AGREEMENT AND PLAN OF ACQUISITION

On May 28, 2004, Xfone, Inc. ("the Registrant") entered into an Agreement (the "Agreement"), to acquire WS Telecom Inc., a Mississippi corporation, through the statutory merger of WS Telecom Inc. with and into the Registrant's wholly owned subsidiary Xfone USA, Inc. ("the acquisition"). For the purposes of the acquisition WS Telecom, Inc. shall include its wholly owned subsidiaries eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc.

WS Telecom Inc. was incorporated in the State of Mississippi on February 8, 2001. WS Telecom Inc. is a telecommunications service provider based in Jackson, Mississippi. Mr. Wade Spooner is the President/Chief Executive Officer and Ted Parsons is the Vice President/Director of WS Telecom, Inc.

eXpeTel Communications, Inc. and Gulf Coast Utilities were incorporated in Mississippi on or about January 10, 2002 and October 23, 2003, respectively. Wade Spooner is the President/Director and Ted Parsons is the Vice President/Director of both eXpeTel Communications, Inc. and Gulf Coast Utilities, Inc.

Xfone USA, Inc. was incorporated in the State of Mississippi on May 28, 2004 especially for the purpose of becoming the surviving corporation upon the consummation of the merger. The Registrant is currently the sole shareholder of Xfone USA, Inc. Xfone USA, Inc., upon completion of the acquisition, will continue to be the Registrant's wholly owned subsidiary and no change in control of the Registrant will occur as a result of the acquisition. Mr. Abraham Keinan, the Registrant's Chairman of the Board, and Mr. Guy Nissenson, the Registrant's President/Chief Executive Officer/Director, are the directors of Xfone USA, Inc. The Registrant's President/Chief Executive Officer/Director, Guy Nissenson, is the President/Secretary/Treasurer of Xfone USA, Inc.

The Agreement

The terms and conditions of the Agreement provide that:

      1) all of WS Telecom's issued and outstanding capital stock will be acquired and converted into the right to receive from the Registrant certain shares of its restricted common stock and warrants convertible into shares of its common stock;

      2) the Registrant will issue a number of shares of its restricted common stock with an agreed market value of $2,200,000, which will be determined using the weighted average price of the Registrant's common stock for the ten trading days preceding the trading day immediately prior to the date the Registrant and WS Telecom Inc. enter into a Management Operating Agreement;

      3) the weighted average price of the Registrant's common stock, as referred to in 2) immediately above, will in no event be less than $3.30 per share or greater than $4.30 per share;

      4) the Registrant will issue a number of warrants with a value of $1,300,000, the value of which will be calculated as of the date the Registrant and WS Telecom Inc. enter into a Management Operating Agreement, assuming 90% volatility of the underlying share of common stock of the Registrant in accordance with the Black Scholes option
            - pricing model;

      5) each share of MS Telecom, Inc.'s Preferred Stock issued and outstanding immediately prior to the effective time of the Acquisition will be canceled and extinguished and be converted automatically into the right to receive upon surrender of certificate(s) representing MS Telecom, Inc.'s Preferred Stock, as follows: (i) an amount of the Registrant's stock consideration equal to the product of the Registrant's stock consideration times 28.6% divided by total of MS Telecom, Inc.'s Preferred Stock; and (ii) an amount of the Registrant's warrant consideration equal to the product of MS Telecom, Inc.'s warrant consideration times 28.6% divided by the total of MS Telecom, Inc.'s Preferred Stock;

      6) each share of MS Telecom, Inc.'s common stock issued and outstanding immediately prior to the effective time of the Acquisition will be canceled and extinguished and be converted automatically into the right to receive upon surrender of certificate(s) representing MS Telecom, Inc's common stock, as follows: (i) an amount of the Registrant's stock consideration equal to the product of the Registrant's stock consideration times 71.4% divided by the total of MS Telecom, Inc.'s common stock; and (ii) an amount of the Registrant's warrant consideration equal to the product of the Registrant's warrant consideration times 71.4% divided by the total of MS Telecom, Inc.'s common stock;

      7) completion of the Acquisition is subject to certain conditions, including: (a) approval of the Agreement and the Acquisition by shareholders; (b) receipt of regulatory approvals; and (c) certain other customary conditions; and

      8) concurrent with the execution of the Agreement and as material inducements to the Registrant and WS Telecom, Inc. as the acquired company, the following agreements will be entered into, the terms of which are described below: (a) employment agreement between Xfone USA, Inc. and Wade Spooner; (b) employment agreement between Xfone USA, Inc. and Ted Parsons; and (c) escrow agreement among the Registrant, Xfone USA, Inc., Wade Spooner, Ted Parsons, and the escrow agent.

Employment Agreement between Xfone, USA, Inc. and Wade Spooner

The employment agreement between Xfone, USA, Inc. and Wade Spooner, as an executive of WS Telecom, provides that Xfone USA, Inc. (otherwise known as "Employer" in the employment agreement) will pay Wade Spooner: (a) $192,000 for the first year of his employment; (b) $197,760 for the second year of his employment; and (c) 203,693 for the third year of his employment.

The employment agreement further provides that Wade Spooner will be eligible to earn additional incentive compensation, for Employment Years 1, 2, and 3, as set forth below:

      o Employment Year 1. Employer shall pay the Executive within 90 days of the end of Employment Year 1 Incentive Compensation equal to the greater of the following: (i) $100,000 if during Employment Year 1, Net Sales Revenue of the Employer exceed by $2,000,000 or more the Net Sales Revenue for the twelve month period prior to the Effective Date and there is at least $150,000 of Pre-Tax Income for Employment Year 1; OR (ii) $200,000 if during Employment Year 1, Net Sales Revenue of the Employer exceed by $4,000,000 or more the Net Sales Revenue for the twelve month period prior to the Effective Date and there is at least $400,000 of Pre-Tax Income for Employment Year 1; OR (iii) an amount equal to one-third (1/3) of the Excess Profit for Employment Year 1 if during Employment Year 1 the Net Sales Revenue (excluding Net Sales Revenue attributable to acquisitions occurring on and after the Effective Date) of the Employer exceed by $7,000,000 or more the Net Sales Revenue for the twelve month period prior to the Effective Date.


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

      o Employment Year 2. Employer shall pay the Executive within 90 days of the end of Employment Year 2 Incentive Compensation equal to the greater of the following: (i) $200,000 if during Employment Year 2, Net Sales Revenue of the Employer exceed by $4,000,000 or more the Net Sales Revenue for Employment Year 1 and there is at least $400,000 of Pre-Tax Income for Employment Year 2; OR (ii) an amount equal to one-third (1/3) of the Excess Profit for Employment Year 2 if during Employment Year 2 the Net Sales Revenue of the Employer exceed by $7,000,000 or more the Net Sales Revenue for Employment Year 1.

      o Employment Year 3. The Employer shall pay the Executive within 90 days of the end of Employment Year 3 Incentive Compensation equal to the following: (i) An amount equal to one-third (1/3) of the Excess Profit for Employment Year 3 if during Employment Year 3 the Net Sales Revenue of the Employer exceed by $7,000,000 or more the Net Sales Revenue for Employment Year 2.

The employment agreement further provides that on the first business day of Employment Year 1, Wade Spooner will be granted and issued options for 600,000 shares of the Registrant's restricted common stock, of which: (a) 100,000 will be attributable to Employment Year 1; (b) 200,000 will be attributable to Employment Year 2; and (c) 300,000 of which shall be attributable to Employment Year 3. The options will vest as follows: (a) options for 100,000 shares of the Registrant's restricted common Stock will vest 3 years from the grant date; (b) options for 200,000 shares of the Registrant's restricted common stock will vest 4 years from the grant date; and (c) options for 300,000 shares of the Registrant's common stock will vest 5 years from the grant date. The stock options will provide for a five (5) year term from the vesting date, a strike price that is 10% above the closing price of the Registrant's common stock on the date of issue of the Options.

The employment agreement further provides that for any acquisition of an existing business made by Employer during the Employment Period, then Wade Spooner will receive upon closing of the acquisition warrants for the Registrant's restricted common stock with a value equal to 1.333% of the Aggregate Transaction Consideration of the acquisition. The value of the warrants shall be calculated one day prior to the closing of the acquisition assuming a 90% volatility of the underlying Registrant's common stock pursuant to the Black Scholes option - pricing model and shall vest six months from the date of issue. The warrants shall be convertible on a one-to-one basis into common stock with a term of five years, a strike price that is 10% above the closing price of the Parent Common Stock one day prior to the closing date of the acquisition

In the event of any Executive Termination Without Cause, the Executive agrees to pay as liquidated damages to the Employer an amount equal as follows:

      (a) If the Executive Termination Without Cause occurs during Employment Year 1, then the Executive shall immediately pay to the Employer an amount equal to $1,329,000.00.

      (b) If the Executive Termination Without Cause occurs during Employment Year 2, then the Executive shall immediately pay to the Employer an amount equal to $886,000.00.

      (c) If the Executive Termination Without Cause occurs during Employment Year 3, then the Executive shall immediately pay to the Employer an amount equal to $443,000.00.

Employment Agreement Between Xfone, USA, Inc. and Ted Parsons

The employment agreement between Xfone, USA, Inc. and Ted Parsons, as an executive of WS Telecom, provides that Xfone USA, Inc. (otherwise known as "Employer" in the employment agreement) will pay Ted Parsons: (a) $100,800 for the first year of his employment; (b) $103,825 for the second year of his employment; and (c) $106,940 for the third year of his employment. The employment agreement further provides that Ted Parsons will be eligible to earn additional incentive compensation, for Employment Years 1, 2, and 3, as set forth below:


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

      o Employment Year 1. Employer shall pay the Executive within 90 days of the end of Employment Year 1 Incentive Compensation equal to the greater of the following: (i) $50,000 if during Employment Year 1, Net Sales Revenue of the Employer exceed by $2,000,000 or more the Net Sales Revenue for the twelve month period prior to the Effective Date and there is at least $150,000 of Pre-Tax Income for Employment Year 1; OR (ii) $100,000 if during Employment Year 1, Net Sales Revenue (excluding Net Sales Revenue attributable to acquisitions occurring on and after the Effective Date) of the Employer exceed by $4,000,000 or more the Net Sales Revenue for the twelve month period prior to the Effective Date and there is at least $400,000 of Pre-Tax Income for Employment Year 1; OR (iii) an amount equal to one-sixth (1/6) of the Excess Profit for Employment Year 1 if during Employment Year 1 the Net Sales Revenue (excluding Net Sales Revenue attributable to acquisitions occurring on and after the Effective
            Date) of the Employer exceed by $7,000,000 or more the Net Sales Revenue for the twelve month period prior to the Effective Date.

      o Employment Year 2. Employer shall pay the Executive within 90 days of the end of Employment Year 2 Incentive Compensation equal to the greater of the following: (i) $100,000 if during Employment Year 2, Net Sales Revenue of the Employer exceed by $4,000,000 or more the Net Sales Revenue for Employment Year 1 and there is at least $400,000 of Pre-Tax Income for Employment Year 2; OR (ii) an amount equal to one-sixth (1/6) of the Excess Profit for Employment Year 2 if during Employment Year 2 the Net Sales Revenue of the Employer exceed by $7,000,000 or more the Net Sales Revenue for Employment Year 1.

      o Employment Year 3. The Employer shall pay the Executive within 90 days of the end of Employment Year 3 Incentive Compensation equal to the following: (i) An amount equal to one-sixth (1/6) of the Excess Profit for Employment Year 3 if during Employment Year 3 the Net Sales Revenue of the Employer exceed by $7,000,000 or more the Net Sales Revenue for Employment Year 2.

The employment agreement further provides that on the first business day of Employment Year 1, Ted Parsons will be granted and issued options for 300,000 shares of the Registrant's restricted common stock, of which: (a) 50,000 will be attributable to Employment Year 1; (b) 100,000 will be attributable to Employment Year 2; and (c) 150,000 of which shall be attributable to Employment Year 3. The options will vest as follows: (a) options for 50,000 shares of the Registrant's restricted common Stock will vest 3 years from the grant date; (b) options for 100,000 shares of the Registrant's restricted common stock will vest 4 years from the grant date; and (c) options for 150,000 shares of the Registrant's common stock will vest 5 years from the grant date. The stock options will provide for a five (5) year term from the vesting date, a strike price that is 10% above the closing price of the Registrant's common stock on the date of issue of the Options.

The employment agreement further provides that for any acquisition of an existing business made by Employer during the Employment Period, then Ted Parsons will receive upon closing of the acquisition warrants for the Registrant's restricted common stock with a value equal to 0.666% of the Aggregate Transaction Consideration of the acquisition. The value of the warrants shall be calculated one day prior to the closing of the acquisition assuming a 90% volatility of the underlying Registrant's common stock pursuant to the Black Scholes option - pricing model and shall vest six months from the date of issue. The warrants shall be convertible on a one-to-one basis into common stock with a term of five years, a strike price that is 10% above the closing price of the Parent Common Stock one day prior to the closing date of the acquisition

In the event of any Executive Termination Without Cause, the Executive agrees to pay as liquidated damages to the Employer an amount equal as follows:

      (a) If the Executive Termination Without Cause occurs during Employment Year 1, then the Executive shall immediately pay to the Employer an amount equal to $171,000.


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

      (b) If the Executive Termination Without Cause occurs during Employment Year 2, then the Executive shall immediately pay to the Employer an amount equal to $114,000.

      (c) If the Executive Termination Without Cause occurs during Employment Year 3, then the Executive shall immediately pay to the Employer an amount equal to $57,000.

EXHIBITS

Exhibit 3.6       By-Laws of Xfone USA, Inc.
Exhibit 3.7       Office of the Mississippi Secretary of State, Articles of
                   Merger or Share Exchange Profit Corporation
Exhibit 10.31:    Agreement and Plan of Acquisition
Exhibit 10.32:    Escrow Agreement
Exhibit 10.33:    Release Agreement

Exhibit 10.34:    Employment Agreement between WS Telecom, Inc. and Wade Spooner
Exhibit 10.35:    Employment Agreement between WS Telecom, Inc. and Ted Parsons

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Xfone, Inc.


                                        /s/ Guy Nissenson
                                        ----------------------------------------
                                        By: Guy Nissenson
                                        President and Chief Executive Officer

                                        Date:  June 1, 2004


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